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                                                                     EXHIBIT 4.1




                         [FACE OF CERTIFICATE OF STOCK]

Incorporated in Delaware 2001                                 COMMON STOCK

             NUMBER                                           SHARES
             RC

    TRANSFERABLE IN                                           CUSIP 774341 10 1
     NEW YORK, NY                           SEE REVERSE FOR CERTAIN DEFINITIONS
  AND RIDGEFIELD PARK, NJ


                                ROCKWELL COLLINS
                             ROCKWELL COLLINS, INC.

THIS CERTIFIES THAT



IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Rockwell Collins, Inc. (hereinafter called the Corporation) transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

              Witness the seal of the Corporation and the signatures of its duly authorized officers.

              [the words "CERTIFICATE OF STOCK" are superimposed over the foregoing text]


Dated



ASSISTANT SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

          [CORPORATE SEAL OF ROCKWELL COLLINS, INC. - 2001 - DELAWARE]

                          COUNTERSIGNED AND REGISTERED:

                          MELLON INVESTOR SERVICES LLC
                          TRANSFER AGENT AND REGISTRAR,


                          BY              AUTHORIZED SIGNATURE
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                        [REVERSE OF CERTIFICATE OF STOCK]
                             ROCKWELL COLLINS, INC.

              The Corporation will furnish without charge to each shareowner who so requests, a copy of the provisions setting forth the voting powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

             This certificate also evidences and entitles the holder hereof to certain Rights as set forth (and as defined) in a Rights Agreement between Rockwell Collins, Inc. and Mellon Investor Services LLC, dated as of June , 2001, as it may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Rockwell Collins, Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Rockwell Collins, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person (as defined in the Rights Agreement) who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

              The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNF GIFT MIN ACT -- ______________ Custodian ____________________
                       (Cust)                       (Minor)

                          Under Uniform Gifts to Minors
                          Act__________________________
                                     (State)

              Additional abbreviations may also be used though not in the above list.

              For Value Received, ____________ hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________
Shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated_________________________

                           ____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:

___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15


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